                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                            _______________________

                                   FORM 8-K


                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  October 6, 1999
                                        ---------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



                  1-6157                       36-1208070
                  ------                       ----------
         (Commission File Number)  (IRS Employer Identification Number)



         500 West Monroe Street, Chicago, Illinois       60661
         -----------------------------------------       -----
         (Address of principal executive offices)      (Zip Code)



                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)
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Item 5.   Other Events
-------   ------------


On October 6, 1999, Heller Financial, Inc. ("Registrant") commenced an offering from time to time under the Registration Statement on Form S-3 No. 333-84725 (the "Registration Statement") and pursuant to a Prospectus Supplement dated October 6, 1999 of up to $10,000,000,000 of Medium Term Notes, Series J, due from 9 months to 30 years from the date of issue.



Item 7.   Financial Statements and Exhibits
-------   ---------------------------------


(c)  Exhibits


1 Distribution Agreement dated as of October 6, 1999 between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers Inc., Salomon Smith Barney Inc., Warburg Dillon Read LLC


4(a) Form of Medium-Term Note, Series J (Fixed Rate) due from 9 months to 30 years from date of issue


4(b) Form of Medium-Term Note, Series J (Fixed Rate/Currency Indexed) due from 9 months to 30 years from date of issue


4(c) Form of Medium-Term Note, Series J (Floating Rate) due from 9 months to 30 years from date of issue


4(d) Form of Medium-Term Note, Series J (Floating Rate/Currency Indexed) due from 9 months to 30 years from date of issue


8      Opinion of Katten Muchin & Zavis


23     Consent of Katten Muchin & Zavis (included in Exhibit 8)

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 13, 1999
       ----------------


                                        HELLER FINANCIAL, INC.


                                        By:    /s/ Lauralee E. Martin
                                               ----------------------
                                               Lauralee E. Martin
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX

Exhibit
Number             Description
------             -----------

1 Distribution Agreement dated as of October 6, 1999 between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers Inc., Salomon Smith Barney Inc., Warburg Dillon Read LLC

4(a) Form of Medium-Term Note, Series J (Fixed Rate) due from 9 months to 30 years from date of issue

4(b) Form of Medium-Term Note, Series J (Fixed Rate/Currency Indexed) due from 9 months to 30 years from date of issue

4(c) Form of Medium-Term Note, Series J (Floating Rate) due from 9 months to 30 years from date of issue

4(d) Form of Medium-Term Note, Series J (Floating Rate/Currency Indexed) due from 9 months to 30 years from date of issue

8                  Opinion of Katten Muchin & Zavis

23                 Consent of Katten Muchin & Zavis (included in Exhibit 8)

                                       4